SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 30, 2006

                              WINTHROP REALTY TRUST
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

       001-06249                                        34-6513657
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

      On October 30, 2006, Winthrop Realty Trust ("Winthrop"), WRT Realty, L.P., Winthrop's wholly-owned operating partnership, and FUR Advisors LLC, Winthrop's external advisor, entered into an underwriting agreement ("Underwriting Agreement") with Bear, Stearns & Company Inc., as representative of the several underwriters named on Schedule I thereto (collectively, the "underwriters") providing for the issue and sale to the underwriters of an aggregate of 17,000,000 Common Shares of Beneficial Interest ("Offered Common Shares") at a price, net of underwriting commissions, of $5.70 per share. Under the terms of the Underwriting Agreement, the Underwriters have been granted an option to purchase up to 2,550,000 additional Common Shares of Beneficial Interest (the "Option Shares") for a period of 30 days from October 30, 2006.

      The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01. Other Matters

      On October 30, 2006, Winthrop issued a press release announcing the pricing of the Offered Shares. A copy of the press release is attached hereto as
Exhibit 99.1.

      On November 2, 2006, Hahn Loeser & Parks LLP delivered its legality opinion with respect to the Offered Shares and the Option Shares. A copy of the legality opinion is attached hereto as Exhibit 5.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

            1.1 Underwriting Agreement, dated October 30, 2006 among Winthrop Realty Trust, WRT Realty, L.P., FUR Advisors LLC and Bear, Stearns & Co., Inc., as Representative of the several Underwriters named in Schedule I attached thereto.

            5.1   Opinion of Hahn Loeser & Parks LLP

            23.1 Consent of Hahn Loeser & Parks LLP (included in the opinion filed as Exhibit 5.1)

            99.1  Press Release dated October 30, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of November, 2006.

                                                     WINTHROP REALTY TRUST


                                                     By: /s/ Peter Braverman
                                                         -----------------------
                                                         Peter Braverman
                                                         President